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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): March 7, 2005



                         Keryx Biopharmaceuticals, Inc.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                       000-30929                         13-4087132
 (State or Other Jurisdiction     (Commission File Number)    (IRS Employer Identification No.)
       of Incorporation)


                              750 Lexington Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)

                                 (212) 531-5965
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act.
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
[ ] Pre-commencement communications pursuant to Rule 14d-2b under the Exchange
    Act.
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act.

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Item 2.02.  Results of Operations and Financial Condition

      On March 7, 2005, Keryx Biopharmaceuticals, Inc. ("Keryx") issued a press release announcing results of operations for the fourth quarter and year ended December 31, 2004. Keryx also announced that it would host a conference call on March 8, 2005, for investors where Keryx will discuss its results of operations and financial results. A copy of such press release is being furnished as
Exhibit 99.1 to this report.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  Keryx Biopharmaceuticals, Inc.
                                                  (Registrant)



Date:  March 7, 2005

                                              By: /s/ Ron Bentsur
                                                  ------------------------------
                                                  Ron Bentsur
                                                  Vice President Finance and
                                                  Investor Relations

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                                INDEX TO EXHIBITS


Exhibit
Number            Description
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99.1              Press Release dated March 7, 2005.